Financial Risk Management Objectives and Policies - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 535,206	$ 440,752
Total assets	875,125	721,007
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	535,206	440,752
Total assets	$ 875,125	$ 721,007
Gearing ratio	61.00%	61.00%